UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FOR 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2024
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A is an amendment to the Current Report on Form 8-K of GRI Bio, Inc. (the “Company”) filed on September 10, 2024 (the “Original Form 8-K”). Following the initial filing of the Original Form 8-K, the Company discovered that the wrong item was inadvertently included in the submission (Item 5.07 rather than Item 3.01). The Company is amending the Original Form 8-K to include the correct item. No other disclosures were changed.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 10, 2024, GRI Bio, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market, LLC (“Nasdaq”), indicating that the Company no longer meets the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) because the closing bid price for the Company’s common stock was less than $1.00 for the previous 30 consecutive business days. The Letter does not have an immediate effect on the Company’s continued listing on The Nasdaq Capital Market.
Under Nasdaq Listing Rule 5810(c)(3)(A), the Company has a 180-calendar day period, or until March 10, 2025 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. The Minimum Bid Price Requirement will be met if the Company’s common stock has a minimum closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days during the 180-calendar day period, unless Nasdaq exercises its discretion to extend such 10‑day period. If the Company does not regain compliance by the Compliance Date, the Company may be eligible for an additional 180-calendar day period, subject to satisfying the conditions in the applicable Nasdaq Listing Rules. If, before the Compliance Date, the Company’s common stock has a closing bid price of $0.10 per share or less for ten consecutive trading days, the Staff will issue a Staff Delisting Determination under Nasdaq Listing Rule 5810 with respect to the Company’s common stock.
There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement. The Company is monitoring the closing bid price of its common stock and will consider options to regain compliance with the Minimum Bid Price Requirement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2024	GRI Bio, Inc.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer